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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                          Date of Report: July 9, 2001

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                                 BioImmune, Inc.
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        (Exact name of small business issuer as specified in its charter)

                          COMMISSION FILE NO. 000-30446
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                 FLORIDA                                65-0744370
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      (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)              Identification Number)

                       8300 NORTH HAYDEN ROAD SUITE A-203
                               SCOTTSDALE AZ 85258

                                  480-778-1618
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                          (Address and telephone number
                         of principal executive offices)

                             CANCEROPTION.COM, INC.
              7332 E. Butherus Drive Suite 101 Scottsdale, AZ 85360
         (Former name and former address, if changed since last report)

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                                 BIOIMMUNE, INC.
                             FORM 8-K - July 9, 2001

ITEM 5.  OTHER EVENTS

        The shareholders of the Company have approved an amendment to its
Articles of Incorporation to change its name from CancerOption.com, Inc. to
BioImmune, Inc. The name change became effective on June 22, 2001. On June 26,
2001, the Corporation filed with the Secretary of State of the State of Florida a Certificate of Amendment to its Certificate of Incorporation, evidencing such name change.

        Effective as of July 5, 2001, the Corporation's common stock is traded on The OTC Bulletin Board under the new trading symbol: BIMM. The new Cusip number for the Corporation's common stock is 09059Q103.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      not applicable
(b)      Exhibits;
                  (1) Articles of Amendment
                  (2) Director's Resolution

                                   SIGNATURES

         In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, who are duly authorized.

                                    Registrant: BIOIMMUNE, INC.
                                    Date: July 9, 2001

                                    /s/ Arnold Takemoto
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                                        Arnold Takemoto, President, CEO and Director

                                    /s/ Douglas Brodie
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                                        Douglas Brodie, MD, Director